Exhibit 32
WIPRO LIMITED
CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*
I, Azim H. Premji, Chief Executive Officer of Wipro Limited, hereinafter referred to as the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Azim H. Premji Azim H. Premji
Chief Executive Officer
I, Suresh C. Senapaty, Chief Financial Officer of Wipro Limited, hereinafter referred to as the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Suresh C. Senapaty Suresh C. Senapaty
Chief Financial Officer
Date: February 9, 2007

* This certification accompanies this Form 6-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Wipro Limited (whether made before or after the date of this Form 6-K) under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, irrespective of any general incorporation language contained in such filing.